Exhibit (a)(1)(B)

PURCHASE NOTICE

To Surrender

3.50% Convertible Senior Debentures due 2024

(CUSIP Nos. 01988PAA6, 01988PAB4)

ALLSCRIPTS-MISYS HEALTHCARE SOLUTIONS, INC.

Pursuant to the Notice of Change of Control and Offer to Purchase

given by

Allscripts-Misys Healthcare Solutions, Inc.

Dated November 7, 2008

SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE NOTICE OF CHANGE OF CONTROL AND OFFER TO PURCHASE, THE RIGHT OF HOLDERS TO SURRENDER DEBENTURES FOR PURCHASE IN THE OFFER EXPIRES AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 9, 2008 (THE “EXPIRATION DATE”). DEBENTURES SURRENDERED FOR PURCHASE MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. HOLDERS THAT SURRENDER THROUGH DTC NEED NOT SUBMIT A PHYSICAL PURCHASE NOTICE TO THE PAYING AGENT IF SUCH HOLDERS COMPLY WITH THE TRANSMITTAL PROCEDURES OF DTC.

The Paying Agent is: Bank of America, N.A.

By Regular, Registered or Certified Mail or Overnight Courier:	By Facsimile: (312) 904-4018
LaSalle Global Trust Services Attn: Margaret Muir 135 South LaSalle Street Mail Code IL4-135-16-25 Chicago, IL 60603	Confirm Receipt of Facsimile Only: Telephone: (312) 904-2226

DELIVERY OF THIS PURCHASE NOTICE TO AN ADDRESS, OR

TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE, OTHER THAN

AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN AND IN THE OFFER TO PURCHASE (AS DEFINED BELOW) SHOULD BE READ CAREFULLY BEFORE THIS PURCHASE NOTICE IS COMPLETED.

By execution hereof, the undersigned acknowledges receipt of the Notice of Change of Control and Offer to Purchase, dated November 7, 2008 (the “Offer to Purchase”), of Allscripts-Misys Healthcare Solutions, Inc. (formerly Allscripts Healthcare Solutions, Inc.), a corporation duly existing under the laws of Delaware (the “Company”), this Change of Control Purchase Notice and instructions hereto (the “Purchase Notice”) and related offer materials, all of which relate to the offer by the Company to purchase, at the option of the holder thereof (the “Holder”), the outstanding 3.50% Convertible Senior Debentures due 2024 of the Company (the “Debentures”).

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE PAYMENT FOR THE DEBENTURES SURRENDERED FOR PURCHASE IN THE OFFER PURSUANT TO THE OFFER TO PURCHASE MUST VALIDLY DELIVER THIS PURCHASE NOTICE (AND NOT WITHDRAW IT) TO THE PAYING AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. DEBENTURES SURRENDERED FOR PURCHASE MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

This Purchase Notice is to be used by Holders of the Debentures if certificates representing the Debentures are to be physically delivered to the Paying Agent herewith by Holders of Debentures. This Purchase Notice is also being supplied for informational purposes only to persons who hold Debentures in book-entry form through the facilities of The Depository Trust Company (“DTC”). THE TRUSTEE HAS INFORMED THE COMPANY THAT, AS OF THE DATE OF THE OFFER TO PURCHASE, ALL CUSTODIANS AND BENEFICIAL HOLDERS OF THE DEBENTURES HOLD THE DEBENTURES THROUGH DTC ACCOUNTS AND THAT THERE ARE NO CERTIFICATED SECURITIES IN NON-GLOBAL FORM. ACCORDINGLY, ALL DEBENTURES SURRENDERED FOR PURCHASE HEREUNDER MUST BE DELIVERED THROUGH THE TRANSMITTAL PROCEDURES OF DTC.

In order to properly complete this Purchase Notice, a Holder of Debentures must (i) complete the box entitled “Description of Securities Being Surrendered”; (ii) sign the Purchase Notice; and (iii) complete Substitute Form W-9. Each Holder of Debentures should carefully read the detailed Instructions contained herein prior to completing this Purchase Notice.

The undersigned has completed, executed and delivered this Purchase Notice to indicate the action the undersigned desires to take with respect to the surrendering of Debentures for purchase pursuant to the Offer to Purchase.

Your bank or broker can assist you in completing this form. The instructions included with this Purchase Notice must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase and this Purchase Notice may be directed to the Paying Agent. See Instruction 8 below.

The Company is not aware of any jurisdiction where the delivery of the Offer to Purchase would not be in compliance with applicable laws. If the Company becomes aware of any jurisdiction where the delivery of the Offer to Purchase would not be in compliance with such laws, the Company will make a good faith effort to comply with any such laws or seek to have such laws declared inapplicable to the delivery of the Offer to Purchase. If after such good faith effort the Company cannot comply with any such applicable laws, the Offer to Purchase will not be delivered to, nor will surrenders be accepted from or on behalf of, the Holders of Debentures residing in such jurisdiction.

List below the Debentures to which this Purchase Notice relates. If the space provided below is inadequate, list the title of the Debentures, the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Purchase Notice.

DESCRIPTION OF SECURITIES BEING SURRENDERED
If blank, please print name and address of registered Holder(s)		Outstanding Debt (Attach additional list if necessary)
		Title of Security and Certificate Number(s)*	Aggregate Principal Amount	Principal Amount
(if less than all)**
Total
* Need not be completed by book-entry Holders.
** Debentures may be tendered in whole or in part in multiples of $1,000. All Debentures held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 2.

HOLDERS WHO WISH TO SURRENDER THEIR DEBENTURES MUST

COMPLETE THIS PURCHASE NOTICE IN ITS ENTIRETY.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By executing and delivering a Purchase Notice, each signatory hereof (the “undersigned”) represents that the undersigned has received the Notice of Change of Control and Offer to Purchase, dated November 7, 2008 (the “Offer to Purchase”), of Allscripts-Misys Healthcare Solutions, Inc. (formerly Allscripts Healthcare Solutions, Inc.), a corporation existing under the laws of Delaware (the “Company”), which provides the notice to the holders (the “Holders”) required pursuant to the Indenture, dated as of July 6, 2004, between the Company and Bank of America, N.A. as successor by merger to LaSalle Bank, N.A., as trustee (the “Indenture”). Bank of America, N.A. is acting as the “Paying Agent.”

This Purchase Notice relates to the offer to purchase by the Company, at the option of the Holders, at a purchase price, equal to 100% of the principal amount of the Debentures being repurchased ($1,000 per each $1,000 principal amount outstanding) plus any accrued and unpaid interest and accrued and unpaid Liquidated Damages (as defined in the Indenture), if any, to but not including December 10, 2008 (the “Change of Control Repurchase Price”), all subject to the terms of the Indenture, the Debentures, the Offer to Purchase and related offer materials, as amended and supplemented from time to time. The Change of Control Repurchase Price is to be paid 100% in cash.

Upon the terms and subject to the conditions set forth herein, the Indenture and the Debentures, and effective upon the acceptance for payment thereof, the undersigned hereby (i) irrevocably sells, assigns and transfers to the Company, all right, title and interest in and to all the Debentures surrendered hereby, (ii) waives any and all rights with respect to the Debentures (including without limitation any existing or past defaults and their consequences in respect of the Debentures and the Indenture under which the Debentures were issued), (iii) releases and discharges the Company and from any and all claims such Holder may have now, or may have in the future arising out of, or related to, the Debentures including without limitation any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Debentures or to participate in any redemption or defeasance of the Debentures and (iv) irrevocably constitutes and appoints the Paying Agent as the true and lawful agent and attorney-in-fact of such Holder with respect to any such surrendered Debentures, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates representing such Debentures, or transfer ownership of such Debentures, on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company, (b) present such Debentures for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Debentures (except that the Paying Agent will have no rights to, or control over, funds from the Company, except as agent for the Company, for the Change of Control Repurchase Price of any surrendered

Debentures that are purchased by the Company), all in accordance with the terms set forth in the Offer to Purchase.

The undersigned hereby represents and warrants that the undersigned (i) owns the Debentures surrendered and is entitled to surrender such Debentures and (ii) has full power and authority to surrender, sell, assign and transfer the Debentures surrendered hereby and that when such Debentures are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned agrees to all of the terms of the Offer to Purchase and this Purchase Notice. The undersigned will, upon request, execute and deliver any additional documents deemed by the Paying Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Debentures surrendered hereby.

The undersigned understands that all Debentures properly surrendered for purchase prior to 5:00 p.m., New York City time, on (the “Expiration Date”) and not withdrawn prior to 5:00 p.m., New York City time, on the Expiration Date will be purchased at the Change of Control Repurchase Price, in cash, subject to the terms and conditions of the Indenture, the Debentures, the Offer to Purchase and related offer materials, as amended and supplemented from time to time.

Payment for Debentures purchased pursuant to the Offer to Purchase will be made by deposit of the Change of Control Repurchase Price for such Debentures with the Paying Agent, which will act as agent for surrendering Holders for the purpose of receiving payments from the Company and transmitting such payments to such Holders.

The undersigned understands that surrenders of Debentures may be withdrawn by written notice of withdrawal received by the Paying Agent at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See Instruction 1.

It is understood and hereby acknowledged by the undersigned that the certificates evidencing any Debentures validly surrendered pursuant to, but not delivered with, this Purchase Notice must be delivered to the Paying Agent before the Paying Agent will deliver the Purchase Price to the Holder for any such Debentures.

All authority conferred or agreed to be conferred by this Purchase Notice shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Purchase Notice shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that valid surrender of Debentures pursuant to any one of the procedures described under “Procedures to Be Followed by Holders Electing to Surrender Debentures for Purchase” in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer to Purchase, including the undersigned’s waiver of any existing defaults and their consequences in respect of the Debentures and the Indenture (including, without limitation, a default in the payment of interest).

The undersigned understands that the delivery and surrender of the Debentures is not effective, and the risk of loss of the Debentures does not pass to the Paying Agent, until receipt by the Paying Agent of this Purchase Notice, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any surrender of Debentures pursuant to the procedures described in the Offer to Purchase and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties.

The undersigned hereby requests that any Debentures representing amounts not surrendered be issued in the name(s) of the undersigned, and checks constituting payments for Debentures purchased pursuant to the Offer to Purchase be issued to the order of the undersigned. Similarly, the undersigned hereby requests that any Debentures representing principal amount not surrendered and checks constituting payments for Debentures to be purchased pursuant to the Offer to Purchase be delivered to the undersigned at the address(es) shown herein.

PLEASE SIGN BELOW

(TO BE COMPLETED BY ALL SURRENDERING HOLDERS OF DEBENTURES

REGARDLESS OF WHETHER DEBENTURES ARE BEING PHYSICALLY

DELIVERED HEREWITH)

Pursuant to Section 3.08 of the Indenture, as applicable, the undersigned hereby accepts the Company’s offer to purchase this Security. The undersigned hereby directs the Company to pay it or as indicated above the Change of Control Repurchase Price as provided in the Indenture.

Dated:

Signature

Capacity

If blank, please print name and address of registered Holder(s):	If only a portion of the Debenture is to be purchased, please indicate:

Security and Principal Amount to be purchased ($1,000 or multiples thereof):

Remaining Principal Amount following such purchase ($1,000 or multiples thereof):

Signature(s) must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange with membership in an approved signature guarantee medallion program pursuant to the Securities and Exchange Commission Rule 17Ad-15 if Debentures are to be delivered, other than to or in the name of the registered Holder.

Signature Guaranteed

NOTICE:	The signature to the foregoing notice must correspond to the name as written upon the face of this Debenture, in every particular, and without alteration or any change whatsoever.

If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 3 below. If the signature appearing below is not of the registered Holder(s) of the Debentures, then the registered Holder(s) must sign a valid power of attorney.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF

THIS PURCHASE NOTICE

1. PROCEDURES TO BE FOLLOWED BY HOLDERS ELECTING TO SURRENDER DEBENTURES FOR PURCHASE; WITHDRAWAL OF SURRENDERS. To surrender the Debentures pursuant to the Offer to Purchase, certificates representing such Debentures, together with a properly completed and duly executed copy (or facsimile) of this Purchase Notice, and any other documents required by this Purchase Notice must be received by the Paying Agent at one of its addresses set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, and not withdrawn prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Purchase Notice, certificates for Debentures and all other required documents to the Paying Agent is at the election and risk of Holders. If such delivery is to be made by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Paying Agent prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Paying Agent. THIS PURCHASE NOTICE AND DEBENTURES SHOULD BE SENT ONLY TO THE PAYING AGENT, AND NOT TO THE COMPANY.

This Purchase Notice is also being supplied for informational purposes only to persons who hold securities in book-entry form through the facilities of DTC. Surrender of Debentures held through DTC must be made pursuant to the procedures described under “Procedures to Be Followed by Holders Electing to Surrender Debentures for Purchase — Delivery of Securities — Securities in Global Form” in the Offer to Purchase.

Except as provided herein for securities held in the book-entry form, unless the Debentures being surrendered are deposited with the Paying Agent on or prior to the Purchase Date (accompanied by the appropriate, properly completed and duly executed Purchase Notice and any required signature guarantees and other documents required by this Purchase Notice), the Company may, in its sole discretion, reject such surrender. Payment for Debentures will be made only against deposit of surrendered Debentures in the manner provided herein.

By executing this Purchase Notice (or a facsimile thereof), a surrendering Holder waives any right to receive any notice of the acceptance for payment of surrendered Debentures.

For a full description of the procedures for surrendering Debentures, see “Procedures to Be Followed by Holders Electing to Surrender Debentures for Purchase” in the Offer to Purchase.

Surrenders of Debentures may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date pursuant to the procedures described under “Right of Withdrawal” in the Offer to Purchase.

2. PARTIAL SURRENDERS. Surrenders of Debentures pursuant to the Offer to Purchase will be accepted only in amounts equal to $1,000 principal amount or integral multiples thereof, unless the Debentures represent your entire holdings. If less than the entire principal amount of any Debentures evidenced by a submitted certificate is surrendered, the surrendering Holder must fill in the amount payable at maturity or principal amount surrendered in the last column of the box entitled “Description of Securities Being Surrendered” herein. The entire amount payable at maturity or principal amount, as applicable, represented by the certificates for all Debentures delivered to the Paying Agent will be deemed to have been surrendered unless otherwise indicated.

3. SIGNATURES ON THIS PURCHASE NOTICE, BOND POWERS AND ENDORSEMENT: GUARANTEE OF SIGNATURES. If this Purchase Notice is signed by the registered Holder(s) of the Debentures surrendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

IF THIS PURCHASE NOTICE IS EXECUTED BY A HOLDER OF DEBENTURES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID POWER OF ATTORNEY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A MAJOR STOCK EXCHANGE WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO THE SECURITIES AND EXCHANGE COMMISSION RULE 17Ad-15.

If any of the Debentures surrendered hereby are owned of record by two or more joint owners, all such owners must sign this Purchase Notice. If any surrendered Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Purchase Notice and any necessary accompanying documents as there are different names in which certificates are held.

If this Purchase Notice is signed by the Holder, and the certificates for any amount payable at maturity or principal amount, as applicable, of Debentures not surrendered for purchase are to be issued (or if any amounts payable at maturity or principal amounts, as applicable, of Debentures that are not surrendered for purchase are to be reissued or returned) to the Holder, and checks constituting payments for Debentures to be purchased pursuant to the Offer to Purchase are to be issued to the order of the Holder, then the Holder need not endorse any certificates for surrendered Debentures nor provide a separate bond power. In any other case (including if this Purchase Notice is not signed by the Holder), the Holder must either properly endorse the certificates for Debentures surrendered or transmit a separate properly completed bond power with this Purchase Notice (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Debentures), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

If this Purchase Notice or any certificates representing Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Purchase Notice.

Endorsements on certificates for Debentures and signatures on bond powers provided in accordance with this Instruction 3 by registered Holders not executing this Purchase Notice must be guaranteed by an Eligible Institution.

No signature guarantee is required if: (i) this Purchase Notice is signed by the registered Holder(s) of the Debentures surrendered herewith and the payments for the Debentures to be purchased are to be made, or any Debentures for amounts payable at maturity not surrendered for purchase are to be issued, directly to such registered Holder(s) and neither the “Special Issuance or Payment Instructions” box nor the “Special Delivery Instructions” box of this Purchase Notice has been completed; or (ii) such Debentures are surrendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal accompanying Debentures must be guaranteed by an Eligible Institution.

4. BACKUP WITHHOLDING; TAX IDENTIFICATION NUMBER; PURPOSE OF FORM W-9. To prevent backup withholding on payments made to each surrendering U.S. Holder (as defined below), each such U.S. Holder should either (x) provide his, her or its correct taxpayer identification number (“TIN”) by completing the copy of the substitute IRS Form W-9 attached to this Letter of Transmittal, certifying that (1) he, she or it is a “United States person” (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), (2) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (3) that the U.S. Holder is not subject to backup withholding because: (a) he, she or it is exempt from backup withholding, (b) the holder has not been notified by the Internal Revenue Service (the “IRS”) that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding or (y) otherwise establish an exemption. If a tendering U.S. Holder does not provide his, her or its TIN to the Paying Agent, backup withholding may begin and continue until such holder furnishes his, her or its TIN. If a tendering U.S. Holder does not provide the Paying Agent with the correct TIN or an adequate basis for exemption, such holder may be subject to a $50 penalty imposed by the IRS, and payments made with respect to the tendered Debentures may be subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, foreign holders should (i) submit a properly completed IRS Form W-8BEN to the Paying Agent, certifying under penalties of perjury to the holder’s foreign status or (ii) otherwise establish an exemption. IRS Forms W-8BEN may be obtained from the Paying Agent.

Certain holders (including, among others, corporations and certain foreign individuals) are exempt recipients not subject to these backup withholding requirements. See the enclosed copy of the IRS Substitute Form W-9, Request for Taxpayer Identification Number and Certification, and the Guidelines for Certification of taxpayer Identification Number on Substitute Form W-9. To avoid possible erroneous backup withholding, exempt U.S. Holders, while not required to file Substitute Form W-9, should complete and return the Substitute Form W-9 and check the “Exempt” box on its face.

For the purposes of these instructions, a “U.S. Holder” is a beneficial owner of the Debentures that is, for U.S. federal income tax purposes: (a) an individual who is a citizen or resident of the United States; (b) a corporation (or other business entity treated as a corporation) created or organized in or under the laws of the United States or any state thereof (including the District of Columbia); (c) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (d) a trust if a court within the United States can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of the substantial decisions of that trust or a trust that was in existence on August 20, 1996 and validly elected to continue to be treated as a domestic trust.

See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional information and instructions.

5. TRANSFER TAXES. The Company will pay all transfer taxes, if any, payable on the purchase and transfer of Debentures purchased pursuant to the Offer to Purchase, except in the case of deliveries of certificates for Debentures for amounts payable at maturity or principal amounts, as applicable, not surrendered for payment that are to be registered or issued in the name of any person other than the Holder of Debentures surrendered hereby, in which case the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such person will be deducted from the Change of Control Repurchase Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Purchase Notice.

6. IRREGULARITIES. All questions as to the validity, form, eligibility (including the time of receipt) and acceptance for payment of any surrenders of Debentures pursuant to the procedures described in the Offer to Purchase and the form and validity (including the time of receipt of notices of withdrawal) of all documents will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all surrenders determined by them not to be in proper form or the acceptance of or payment for which may be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer to Purchase and any defect or irregularity in the surrender of any particular Debentures. The Company’s interpretations of the terms and conditions of the Offer to Purchase (including without limitation the instructions in this Purchase Notice) shall be final and binding. No alternative, conditional or contingent surrenders will be accepted. Unless waived, any irregularities in connection with surrenders must be cured within such time as the Company shall determine. None of the Company, the Paying Agent or any other person will be under any duty to give notification of any defects or irregularities in such surrenders or will incur any liability to Holders for failure to give such notification. Surrenders of such Debentures shall not be deemed to have been made until such irregularities have been cured or waived. Any Debentures received by the Paying Agent that are not properly surrendered and as to which the irregularities have not been cured or waived will be returned by the Paying Agent to the surrendering Holders, unless such Holders have otherwise provided herein, as promptly as practical following the Purchase Date.

7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for surrendering Debentures and requests for assistance or additional copies of the Offer to Purchase and this Purchase Notice may be directed to, and additional information about the Offer to Purchase may be obtained from the Paying Agent, whose address and telephone number appears on the cover page.

IMPORTANT TAX INFORMATION

Under United States federal income tax laws, a Holder whose tendered Debentures are accepted for payment may provide the Paying Agent (as payer) with such Holder’s correct TIN on the attached Substitute Form W-9 or, alternatively, otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Paying Agent is not provided with the correct TIN, a penalty may be imposed by the IRS, and payments made with respect to Debentures purchased pursuant to the Offer to Purchase may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt Holders should furnish their TIN, write “Exempt” on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Paying Agent. A foreign person may qualify as an exempt recipient by submitting to the Paying Agent a properly completed IRS Form W-8BEN, or similar form, signed under penalties of perjury, attesting to that Holder’s foreign status. A Form W-8BEN can be obtained from the Paying Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

If backup withholding applies, the Paying Agent is required to withhold 28% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided that the required information is properly furnished to the IRS.

Purpose of Substitute Form W-9.

To prevent backup withholding on payments that are made to a Holder with respect to Debentures purchased pursuant to the Offer to Purchase, the Holder is required to provide the Paying Agent with his correct TIN by completing the attached Substitute Form W-9 certifying that (i) the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), (ii) the Holder is exempt from backup withholding, or the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding, and (iii) the Holder is a U.S. person (including a U.S. resident alien).

What Number to Give the Paying Agent.

The Holder is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Debentures. If the Debentures are held in more than one name or are held not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

A Holder that has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future should write “applied for” on the line for the taxpayer’s TIN and also sign and date the attached “Certificate of Awaiting Taxpayer Identification Number.” In the event that such Holder fails to provide a TIN to the Paying Agent, the Paying Agent may backup withhold 28% of the payments made to such Holder.

PAYOR’S NAME: BANK OF AMERICA, N.A.

SUBSTITUTE Form W-9	Part 1 — TAXPAYER IDENTIFICATION NUMBER — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. IF AWAITING TIN, WRITE “APPLIED FOR.”	Social security number or Employer identification number

Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 2 — For Payees Exempt from Backup Withholding — Check the box if you are NOT subject to backup withholding.

Name	Part 3 — Certification — Under penalties of perjury, I certify that: (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding and (3) I am a U.S. person (including a U.S. resident alien).

Business name if different from above. Check appropriate box: ☐ individual/sole ☐ proprietor ☐ corporation ☐ partnership ☐ other Address	Certificate Instructions — You must cross out item (2) in Part 3 above if you have been notified by IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

Signature of U.S. person Dated , 2008

NOTE:	FAILURE TO COMPLETE THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE PURCHASE NOTICE. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me may be withheld until I provide a taxpayer identification number to the Paying Agent.

Signature of U.S. person
Dated , 2008

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5. Sole proprietorship or single-owner LLC	The owner(3)
6. A valid trust, estate, or pension trust	Legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)

For this type of account:	Give the EMPLOYER IDENTIFICATION number of:
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, or educational organization or other tax exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Dep’t of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments.	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s social security number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate or pension trust.

NOTE:    If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), an individual retirement plan or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

•	The United States or any agency or instrumentality thereof.

•	A State, The District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

Other payees that may be exempt from back-up withholding include the following:

•	A corporation

•	A financial institution

•	A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	A trust exempt from tax under section 664 or described in section 4947.

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice — Section 6109 requires most recipients of dividend, interest, or other payments to give their correct taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal or state agencies to enforce Federal non-tax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

*	Unless otherwise indicated, all section references are to the Internal Revenue Code of 1986, as amended.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers. — If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.